UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 10, 2005

Quest Diagnostics Incorporated

1290 Wall Street West

Lyndhurst, NJ 07071

(201) 393-5000

001-12215

(Commission file number)

Delaware

(State of Incorporation)

16-1387862

(I.R.S. Employer Identification Number)

Item 1.01	Entry into a Material Definitive Agreement

(A)     The Annual Meeting of stockholders of Quest Diagnostics Incorporated (the “Company”) was held on May 10, 2005. At the Annual Meeting, the Company’s stockholders approved the Amended and Restated Employee Long-Term Incentive Plan (the “Employee Plan”). The Employee Plan is an amendment and restatement of the Company’s 1999 Employee Equity Participation Program (the “1999 Plan”). The Employee Plan will be applicable only to awards granted on or after the date it was approved by shareholders (the “Employee Plan Effective Date”), and will then replace the 1999 Plan for all awards granted on or after the Employee Plan Effective Date. The Employee Plan is administered by the Compensation Committee of the Board of Directors. The Employee Plan generally updates the 1999 Plan to (1) increase the number of shares of the Company’s common stock that may be delivered pursuant to awards under the Employee Plan by 6,000,000 shares, (2) permit 1,800,000 more shares to be available for awards of restricted stock and other stock-based awards that are not stock options or SARs, (3) permit 1,000,000 more shares to be available for grants as options or SARS to any one individual over the life of the Employee Plan, (4) extend the term of the Employee Plan to the tenth anniversary of the Employee Plan Effective Date, (5) reduce the term of any award of stock options or SARs granted under the Employee Plan on or after the Employee Plan Effective Date from eleven years to seven years, and (6) permit certain awards to continue to be considered “qualified performance-based compensation” as defined under regulations interpreting Section 162(m) of the Internal Revenue Code.

The foregoing description of the Employee Plan does not purport to be complete and is qualified in its entirety by reference to such plan, a copy of which is filed as Exhibit 10.27 to this Current Report on Form 8-K and is incorporated by reference herein.

(B)     Also at the Annual Meeting, the Company’s stockholders approved the Amended and Restated Director Long-Term Incentive Plan (the “Director Plan”). The Director Plan is an amendment and restatement of the Company’s Stock Option Plan for Non-Employee Directors (the “Prior Director Plan”). The Director Plan will be applicable only to awards granted on or after the date it was approved by shareholders (the “Director Plan Effective Date”), and will then replace the Prior Director Plan for all awards granted on or after the Director Plan Effective Date. The Compensation Committee of the Board of Directors administers the Director Plan. The Director Plan generally updates the Prior Director Plan to (1) provide for issuance of equity awards such as restricted stock and other stock-based awards that are not stock options, (2) provide for the issuance of a one-time grant upon the initial election of a director to the Board, (3) extend the term of the Director Plan to the tenth anniversary of the Director Plan Effective Date, and (4) reduce the term of any options granted under the Director Plan on or after the Director Plan Effective Date from ten to seven years.

The foregoing description of the Director Plan does not purport to be complete and is qualified in its entirety by reference to such plan, a copy of which is filed as

Exhibit 10.28 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01	Other Events

On May 10, 2005, the Company announced that its Board of Directors has declared a two-for-one stock split, in the form of a 100% stock dividend. A copy of the press release announcing the stock split is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

10.27	Amended and Restated Employee Long-Term Incentive Plan.
10.28	Amended and Restated Director Long-Term Incentive Plan.
99.1	Press Release issued on May 10, 2005 regarding the Stock Split.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 16, 2005

QUEST DIAGNOSTICS INCORPORATED

By:__/s/ Michael E. Prevoznik_____________
Michael E. Prevoznik
Senior Vice President and
General Counsel

EXHIBIT INDEX

10.27	Amended and Restated Employee Long-Term Incentive Plan.
10.28	Amended and Restated Director Long-Term Incentive Plan.
99.1	Press Release issued on May 10, 2005 regarding the Stock Split.